THE BRAMWELL GROWTH FUND

Quarterly Report -- March 1997

745 Fifth Avenue
New York, New York 10151


DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS -- QUARTER ENDED MARCH 31, 1997

First quarter markets were volatile; at its high in mid-February, the Fund had appreciated 10.1% from the end of 1996, but following the Fed's interest rate increase, the Fund ended the March quarter down (2.2)% to its quarterly low of $14.69 per share. Taking the long view, the Fund's cumulative return from inception, August 1, 1994, was 50.1% resulting in a compound average annual rate of return of 16.4% for the period. In addition, the Fund appreciated since March 31, 1997 through May 15th, the midpoint in the quarter, by 11.0%, bringing the year-to-date increase to 8.6%, the cumulative return from inception to 66.6% and the compound average annual return from inception to 20.1%. Investment results compared to those of various indices were as follows:


                                YEAR           ONE YEAR              SINCE
                              TO DATE            ENDED           INCEPTION <F1>
                         ----------------   ---------------     ----------------
COMPARATIVE INVESTMENT
RETURNS                  3/31/97   5/15/97   3/31/97 5/15/97    3/31/97  5/15/97
----------------------   -------   -------   ------- -------    -------  -------
THE BRAMWELL GROWTH
  FUND <F2>               (2.2)%      8.6%      5.6%   11.7%      16.4%    20.1%

S&P 500 Stock
  Index <F3>               2.7       14.5      19.8    29.3       23.4     27.1

Lipper Growth Funds
  Index <F4>              (0.3)       9.5      12.1    18.1       18.4     21.3

Lipper Mid-Cap Funds
  Index <F5>              (6.6)       1.4       1.9     1.3       17.1     19.5

<F1> Compound average annual return since inception 8/1/94.

<F2> Returns shown include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75%. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

<F3> The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F4> The Lipper Growth Fund Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

<F5> The Lipper Mid-Cap Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. Funds in the Lipper Growth Funds and Lipper Mid-Cap Funds Indices are equal weighted and returns include the reinvestment of all dividends and are net of expenses.


COMMENTARY

Strong profits and an environment of low inflation and interest rates were a positive backdrop for the equity markets early in the first quarter of 1997. Market reaction to the Federal Reserve's interest rate increase in late March erased these earlier gains. Large capitalization stocks, particularly the largest twenty-five stocks in the S&P 500 Index, reacted less negatively than smaller caps to the rate increase and continued to lead equity performance. Some 40% of the Fund's portfolio was invested in small and midcap stocks which collectively acted as a drag on overall performance and countered gains in larger capitalization equities. However, the portfolio is managed for the long term rather than for a given quarter, and with the steep increase in valuations for the largest S&P Index stocks, we believe that going forward, better valuations are likely to be found in the broader market.

Portfolio sectors with positive performance for the quarter were financial services (even after the rate increase, although pummeled the last day of the period), global brands, and technology. Companies missing expectations were severely punished, and Computer Sciences (CSC), one of our largest holdings dropped from $82 to $62 by association with other companies in its industry with disappointing earnings. CSC has subsequently recovered to the $70s, after reporting better than expected earnings, and we believe that CSC's long-term fundamentals remain strong. We continue to be constructive on financial service, global brand and technology stocks.

OUTLOOK

We anticipate future equity market gains to be more dependent on earnings growth as the threat of further Fed tightening curtails P/E expansion. However, opportunities exist for individual stocks to advance towards their growth rates. We estimate that the 1997 and 1998 earnings growth rates for our portfolio approximate 21%, for which we are paying estimated price/earnings ratios of 18X and 15X or P/E to growth ratios of 86% and 71%, respectively. By contrast, our estimated future growth rate for the S&P Index is 8% which the market values at approximate multiples of 16 and 15 times 1997 and 1998 estimated earnings or P/E to growth ratios of about 200% - substantially higher than for our equity universe. Over time, we expect stock prices to move with earnings growth; an additional objective is to structure the portfolio for potential multiple expansion as well.

As for the general economy, we anticipate Gross Domestic Product (GDP) growth to decelerate from 5.6% in the first quarter of 1997 as the result of higher interest rates slowing the durable goods and housing markets and a strong dollar restraining exports. A strong dollar also creates more difficult currency translations for multinational companies. We look for inflation to remain a moderate 2 - 3% given a strong currency, competitive global manufacturing, and technologically-driven improvements. The April Consumer Price Index (CPI) was up only 0.1% for the month, and 2.5% from a year ago - the lowest increase in some 30 years. With low inflation, the quality of earnings is high.

We are cautiously optimistic about the equity markets near-term in the face of somewhat higher interest rates. Overall, we want to be invested to benefit from long-term profit expansion. Historically, when the market moves on the upside, the greatest gains are in the first few months. We continue to search for the most effective, competitive users of technology across industries.
Specifically, we believe that technology's ability to drive economies of scale is particularly favorable to financial service companies in facilitating crossmarketing of services and reducing redundant costs. Product upgrades continue to drive demand for richer and faster forms of computing, and new methods of communication, such as the Internet, are rapidly creating new operating procedures, distribution channels, and businesses. Updating software for the year 2000 is stimulating job creation as well as improved information systems. Accelerating change worldwide should continue to provide numerous investment opportunities for our portfolio.

FUND INVESTMENT

The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, as demonstrated in the first quarter, and investors are encouraged to invest over time. In the long term, the rewards of ownership are anticipated to more than compensate for the risk of day-to-day price fluctuations. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

Sincerely,

/s/ Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

May 15, 1997

The outlook and opinions expressed above represent the views of the investment adviser as of May 15, 1997 and are subject to change as market and economic events unfold.


THE BRAMWELL GROWTH FUND
Portfolio of Investments -- March 31, 1997 (Unaudited)

                                                      SHARES            VALUE
                                                     -------           ------
COMMON STOCKS -- 96.55%

APPAREL -- 2.00%
Cutter & Buck, Inc. <F6>                              45,000       $  686,250
Nike, Inc.                                            25,000        1,550,000
                                                                   ----------
                                                                    2,236,250

AUTOMOTIVE & HEAVY
EQUIPMENT -- 0.75%
Lear Corporation <F6>                                 25,000          834,375


CHEMICALS -- 0.95%
OM Group, Inc.                                        37,500        1,054,688


COMMUNICATIONS -- 2.68%
Cisco Systems, Inc. <F6>                              25,000        1,203,125
OzEmail Ltd. - ADS <F6>                               35,000          245,000
WorldCom, Inc. <F6>                                   70,000        1,540,000
                                                                   ----------
                                                                    2,988,125

ELECTRONICS -- 4.09%
Black Box Corporation <F6>                            27,000          725,625
Ingram Micro, Inc. <F6>                               28,000          584,500
Intel Corporation                                     23,000        3,199,875
Kent Electronics Corporation <F6>                      2,000           46,000
                                                                   ----------
                                                                    4,556,000

ENERGY -- 2.96%
Camco International, Inc.                              5,000          220,000
Diamond Offshore Drilling, Inc. <F6>                  20,000        1,370,000
Global Marine, Inc. <F6>                              40,000          860,000
Input/Output, Inc. <F6>                               20,000          290,000
Rowan Companies, Inc. <F6>                            25,000          565,625
                                                                   ----------
                                                                    3,305,625

ENTERTAINMENT &
LEISURE TIME -- 2.70%
Cinar Films, Inc., Class B <F6>                       30,000          735,000
Regal Cinemas, Inc. <F6>                              70,250        1,896,750
Rockshox, Inc. <F6>                                   25,000          373,437
                                                                   ----------
                                                                    3,005,187

FINANCIAL SERVICES -- 19.95%
American Express                                      40,000        2,395,000
Charles Schwab Corporation (The)                      35,000        1,115,625
Chase Manhattan Corporation                           30,000        2,808,750
Citicorp                                              15,000        1,623,750
First Union Corporation                               27,000        2,190,375
MSB Bancorp, Inc.                                     17,000          284,750
Merrill Lynch & Co., Inc.                             10,000          858,750
NationsBank Corporation                               50,000        2,768,750
Northern Trust Company                                65,000        2,437,500
Norwest Corporation                                   20,000          925,000
State Street Boston Corporation                        8,000          555,000
Travelers Group, Inc.                                 25,000        1,196,875
Washington Mutual, Inc.                               55,000        2,657,188
Zions Bancorporation                                   3,500          415,625
                                                                   ----------
                                                                   22,232,938

FOOD & BEVERAGE -- 2.37%
CPCInternational, Inc.                                20,000        1,640,000
Hershey Foods Corporation                             20,000        1,000,000
                                                                   ----------
                                                                    2,640,000



                                                      Shares            Value
                                                      ------            -----
HEALTHCARE -- 9.21%
Alkermes, Inc. <F6>                                   15,000       $  210,000
Biacore International, AB - ADS <F6>                  25,000          450,000
BioChem Pharmaceuticals, Inc. - ADR <F6>              15,000          645,000
Closure Medical Corporation <F6>                      10,000          147,500
CYTYC Corporation <F6>                                15,000          281,250
Guidant Corporation <F6>                              16,000          984,000
Johnson & Johnson                                     57,200        3,024,450
Merck & Company, Inc.                                 30,000        2,527,500
Myriad Genetics, Inc. <F6>                             4,000          138,000
Neurex Corporation <F6>                               35,500          421,562
Pfizer Inc.                                           17,000        1,430,125
                                                                   ----------
                                                                   10,259,387

HOUSEHOLD PRODUCTS -- 1.79%
Colgate-Palmolive Company                             20,000        1,992,500


INDUSTRIAL PRODUCTS -- 10.48%
Emerson Electric Company                              50,800        2,286,000
General Electric Company                              35,000        3,473,750
Illinois Tool Works, Inc.                             40,000        3,265,000
Molex Inc., Class A                                   45,687        1,599,045
Shaw Group, Inc. <F6>                                 15,000          343,125
ThermoQuest Corporation <F6>                          35,000          490,000
X-Rite, Inc.                                          15,000          225,000
                                                                   ----------
                                                                   11,681,920

INFORMATION PROCESSING:
OFFICE EQUIPMENT -- 4.71%
Compaq Computer Corporation <F6>                      20,000        1,532,500
Dell Computer Corporation <F6>                        27,000        1,825,875
Gateway 2000, Inc. <F6>                               10,000          512,500
International Business Machines, Corp.                10,000        1,373,750
                                                                   ----------
                                                                    5,244,625

INFORMATION PROCESSING:
SERVICES -- 4.73%
APAC TeleServices, Inc. <F6>                          25,000          650,000
Claremont Technology Group, Inc. <F6>                 30,000          705,000
Computer Sciences Corporation <F6>                    53,729        3,317,766
Paychex, Inc.                                         10,000          411,250
USCS International, Inc. <F6>                         10,000          185,000
                                                                   ----------
                                                                    5,269,016

INFORMATION PROCESSING:
SOFTWARE -- 2.97%
Acceler8 Technology Corporation <F6>                   6,500           98,313
Baan Company, N.V. <F6>                                4,000          178,500
McAfee Associates, Inc. <F6>                          10,000          442,500
Microsoft Corporation <F6>                            23,000        2,108,812
Seachange International, Inc. <F6>                    27,000          479,250
                                                                   ----------
                                                                    3,307,375

INSURANCE -- 7.56%
Allstate Corporation                                  50,000        2,968,750
American International Group, Inc.                    25,000        2,934,375
Conseco, Inc.                                         50,000        1,781,250
Horace Mann Educators Corporation                     15,000          661,875
Nationwide Financial Services, Inc. <F6>               3,000           77,250
                                                                   ----------
                                                                    8,423,500

PACKAGING -- 0.55%
Sealed Air Corporation <F6>                           15,000          616,875



THE BRAMWELL GROWTH FUND
Portfolio of Investments -- March 31, 1997 (Unaudited) (continued)


                                                      Shares            Value
                                                      ------            -----
COMMON STOCKS -- 96.55% (cont'd.)

RETAILING -- 9.89%
Home Depot, Inc. (The)                                18,000       $  963,000
Just For Feet, Inc. <F6>                              50,000          862,500
Kohl's Corporation <F6>                               50,000        2,118,750
Loehmann's, Inc. <F6>                                 30,000          525,000
Saks Holdings, Inc. <F6>                              35,000        1,006,250
Tiffany & Co.                                         57,800        2,196,400
Walgreen Company                                      80,000        3,350,000
                                                                   ----------
                                                                   11,021,900

TEMPORARY HELP -- 6.21%
Barrett Business Services, Inc. <F6>                  37,500          543,750
Interim Services, Inc. <F6>                           54,900        2,134,237
Labor Ready, Inc. <F6>                                50,000          393,750
On Assignment, Inc. <F6>                              50,000        1,262,500
Registry (The), Inc. <F6>                              4,000          142,000
Robert Half International, Inc. <F6>                  70,000        2,441,250
                                                                   ----------
                                                                    6,917,487


TOTAL COMMON STOCKS
(Cost $88,829,905)                                                107,587,773
                                                                  -----------

                                                   Principal
                                                      Amount            Value
                                                   ---------         --------
VARIABLE RATE
DEMAND NOTES -- 3.51%

American Family                                  $   804,000      $   804,000
Johnson Controls Corp.                             1,447,000        1,447,000
Pitney Bowes, Inc.                                   370,000          370,000
Sara Lee Corporation                               1,295,000        1,295,000
                                                                   ----------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $3,916,000)                                                   3,916,000
                                                                   ----------


TOTAL INVESTMENTS -- 100.06%
(Cost $92,745,905)                                                111,503,773


LIABILITIES, LESS CASH
      AND OTHER ASSETS -- (0.06)%                                    (70,640)
                                                                   ----------

NET ASSETS -- 100.00%
(7,584,121 SHARES OUTSTANDING)                                   $111,433,133
                                                                 ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                             $14.69
                                                                       ======
<F6> Non-income producing




TOP TEN INDUSTRY SECTORS
MARCH 31, 1997
---------------------------------------
Financial Services               20.0%
Information Processing           12.4
Industrial Products              10.5
Retailing                         9.9
Healthcare                        9.2
Insurance                         7.6%
Temporary Help                    6.2
Electronics                       4.1
Energy                            3.0
Entertainment & Leisure Time      2.7


TOP TEN EQUITY HOLDINGS
MARCH 31, 1997
---------------------------------------
General Electric                  3.1%
Walgreen                          3.0
Computer Sciences                 3.0
Illinois Tool Works               2.9
Intel                             2.9
Johnson & Johnson                 2.7%
Allstate                          2.7
American International Group      2.6
Chase Manhattan                   2.5
NationsBank                       2.5



                            THE BRAMWELL GROWTH FUND

                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)


Board of Directors
---------------------------------------
ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
 and Financial Officer
The Bramwell Funds, Inc.

J. SINCLAIR ARMSTRONG
Director & Secretary
The Reed Foundation, Inc.
Retired Partner
Whitman, Breed, Abbott & Morgan
Former Commissioner & Chairman
Securities & Exchange Commission

ISABEL H. BENHAM
Director, Board of Trustees
John W. Barringer III National Railroad Library

GEORGE F. KEANE
Chairman
Trigen Energy Corp.
President Emeritus
The Common Fund, Inc.

JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb, Feiler & Katz
Former Commissioner
Securities & Exchange
  Commission

MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board


Officers
---------------------------------------
ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer

MARY F. MCCOLLUM
Secretary and Treasurer

MARGARET A. BANCROFT
Assistant Secretary


                               Investment Adviser
                       Bramwell Capital Management, Inc.

                                 Administrator
                         Sunstone Financial Group, Inc.

                                    Counsel
                             Dechert Price & Rhoads

                             Independent Certified
                               Public Accountants
                            Coopers & Lybrand L.L.P.

                           Custodian, Transfer Agent
                         and Dividend Disbursing Agent
                             Firstar Trust Company

This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.